GUARANTY

This Guaranty (“Agreement”) is made and executed this __ day of January, 2013 by MamaMancini’s Holdings, Inc., a corporation, duly incorporated and validly existing pursuant to the laws of Nevada (“Guarantor”), having its principal place of business at 25 Branca Road East Rutherford, NJ 07073 in favor of FAUNUS GROUP INTERNATIONAL, INC., a Delaware corporation (“FGI”), having its principal place of business at 80 Broad Street, 22nd Floor, New York, New York 10004.

BACKGROUND

A. FGI intends to establish financing arrangements with, extend credit to and/or purchase receivables from MamaMancini’s Inc. (“Client”) pursuant to the terms and conditions of the certain Sale of Accounts and Security Agreement dated as of the date hereof between Client and FGI (as may hereafter be amended, supplemented, restated or replaced from time to time, the “MamaMancini’s Agreement”).

B. In order to induce FGI to enter into the financing arrangements with and make loans and extend credit to the Client, Guarantor undertakes and agrees as set forth below.

1. Obligations Guaranteed. To induce FGI to enter into the MamaMancini’s Agreement and consider extending or continuing to extend credit or purchase receivables from time to time to Client thereunder, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor, intending to be legally bound hereby, absolutely and unconditionally guarantees and becomes surety for the payment and performance when due (at maturity, upon acceleration, or otherwise) of all of the debts and obligations of Client of every kind or nature, whether joint or several, due or to become due, absolute or contingent, now existing or hereafter arising, and whether principal, interest, fees, costs, expenses or otherwise, and arising under the MamaMancini’s Agreement or otherwise (including without limitation any interest and/or expenses accruing following the commencement of any insolvency, receivership, reorganization or bankruptcy case or proceeding relating to Client, whether or not a claim for post-petition interest and/or expenses is allowed in such case or proceeding) (collectively, the “Obligations”). Guarantor shall also pay or reimburse FGI on demand for all costs and expenses, including without limitation attorneys’ fees, incurred by FGI at any time to enforce, protect, preserve, or defend FGI’s rights hereunder and with respect to any property securing this Agreement. All payments hereunder shall be made in lawful money of the United States, in immediately available funds. Unless otherwise defined herein, all capitalized terms shall have the respective meanings given to such terms in the MamaMancini’s Agreement.

2. Representations and Warranties. Guarantor represents and warrants that:

(a) Guarantor’s execution and performance of this Agreement shall not (i) violate or result in a default or breach (immediately or with the passage of time) under any contract, agreement or instrument to which Guarantor is a party, or by which Guarantor or any asset of Guarantor is bound, (ii) violate or result in a default or breach under any order, decree, award, injunction, judgment, law, regulation or rule, (iii) cause or result in the imposition or creation of any lien or other encumbrance upon any property or asset of Guarantor, or (iv) violate or result in a breach of the articles of incorporation or bylaws of Guarantor.

(b) Guarantor has the full power and authority to enter into and perform under this Agreement, which has been authorized by all necessary corporate action on behalf of Guarantor.

(c) No consent, license or approval of, or filing or registration with, any governmental authority is necessary for the execution and performance hereof by Guarantor.

(d) This Agreement constitutes the valid and binding obligation of Guarantor enforceable in accordance with its terms.

(e) This Agreement promotes and furthers the business and interests of Guarantor and the creation of the obligations hereunder will result in direct financial benefit to Guarantor.

3. Guarantor Acknowledgements.

(a) Guarantor hereby waives notice of (i) acceptance of this Agreement, (ii) the existence or incurring from time to time of any Obligations guaranteed hereunder, (iii) nonpayment, the existence of any Event of Default, the making of demand, or the taking of any action by FGI, under the MamaMancini’s Agreement, and (iv) default and demand hereunder.

(b) Guarantor acknowledges that Guarantor (i) has examined or had the opportunity to examine the MamaMancini’s Agreement and related agreements and (ii) waives any defense which may exist resulting from Guarantor’s failure to receive or examine at any time the MamaMancini’s Agreement or any amendments, supplements, restatements or replacements therefor.

(c) Guarantor acknowledges that it shall not do anything to impede or interfere in any manner with the normal collection and payment of the Purchased Account(s) assigned and sold to FGI.

(d) Guarantor acknowledges that in entering into this Agreement, Guarantor is not relying upon any statement, representation, warranty or opinion of any kind from FGI as to the present or future financial condition, performance, assets, liabilities or prospects of Client or as to any other matter.

4. FGI Actions. Guarantor hereby consents and agrees that FGI may at any time or from time to time in FGI’s discretion (a) extend or change the time of payment and/or change the manner, place or terms of payment of any or all Obligations, (b) amend, supplement, restate or replace the MamaMancini’s Agreement or any related agreements, (c) renew or extend any financing now or hereafter reflected by the MamaMancini’s Agreement or the maturity thereof or increase (without limit of any kind and whether related or unrelated) or decrease loans and extensions of credit to Client, (d) modify the terms and conditions under which loans, extensions of credit or purchases of receivables may be made to Client, (e) settle, compromise or grant releases for liabilities of Client, and/or any other Person or Persons liable with Guarantor for, any Obligations, (f) exchange, compromise, release or surrender, or subordinate or release any lien on, any property (including any collections therefrom or proceeds thereof) of Client or any other Person or Persons now or hereafter securing any of the Obligations, and (g) apply any and all payments and proceeds of any property of any Person securing any or all of the Obligations received by FGI at any time against the Obligations in any order as FGI may determine; all of the foregoing in such manner and upon such terms as FGI may see fit, and without notice to or further consent from Guarantor, who hereby agrees to be and shall remain bound upon this Agreement notwithstanding any such action on FGI’s part.

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5. Scope of Guaranty. The Agreement is an agreement of suretyship and a guaranty of payment and not of collection. The liability of Guarantor hereunder is absolute, primary, unlimited and unconditional and shall not be reduced, impaired or affected in any way by reason of (a) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any Person or Persons liable for the Obligations (including Client and Guarantor) or in any property, (b) the invalidity, unenforceability or voidability of any Obligations or any liens or rights in any property pledged by any Person or Persons, (c) any delay in making demand upon Client or any delay in enforcing, or any failure to enforce, any rights against Client or any other Person or Persons liable for any or all of the Obligations or in any property pledged by any Person or Persons, even if such rights are thereby lost, (d) any failure, neglect or omission on FGI’s part to obtain, perfect or continue any lien upon, protect, exercise rights against, or realize on, any property of Client, Guarantor or any other party securing the Obligations, (e) the existence or nonexistence of any defenses which may be available to the Client with respect to the Obligations, (f) the granting of any waiver or forbearance at any time and for any period with respect to any performance by Client or any Event of Default under the MamaMancini’s Agreement, (g) the commencement of any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case filed by or against Client or any Guarantor or (h) any other fact, event, condition or omission which may give rise to a suretyship defense. Guarantor promises and undertakes to make all payments hereunder free and clear of any deduction, offset, defense, claim or counterclaim of any kind.

6. Reinstatement. If any or all payments or proceeds of property securing any or all of the Obligations made from time to time to FGI with respect to any obligation hereby guaranteed are at any time recovered from, or repaid by, FGI in whole or in part in any bankruptcy, reorganization, receivership, insolvency or similar case or proceeding instituted by or against Client, this Agreement shall continue to be fully applicable to (or, as the case may be, reinstated to be applicable to) such obligation to the same extent as if the recovered or repaid payment(s) or proceeds had never been originally paid to FGI.

7. Cumulative Remedies. All rights and remedies hereunder and under the MamaMancini’s Agreement, and related agreements, are cumulative and not alternative, and FGI may proceed in any order from time to time against Client, Guarantor and/or any other Person or Persons liable for any or all of the Obligations and their respective assets. FGI shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of FGI’s rights against, Client or any other Person or Persons liable for any or all of the Obligations prior to proceeding against Guarantor hereunder.

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8. Security Interest. As additional security for the Obligations, Guarantor hereby grants to FGI a security interest in all of Guarantor’s right, title and interest in and to the following assets, wherever located and whether now or hereafter owned or acquired: (a) all Accounts, (b) Chattel Paper, (c) Commercial Tort Claims, (d) Deposit Accounts, (e) Documents, (f) Equipment, (g) General Intangibles, (h) Goods (including but not limited to all files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the Collateral or any Account Debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof, (i) Inventory, (j) Instruments, (k) Investment Property, (l) Letters of Credit and Letter of Credit rights, (m) all Supporting Obligations and (n) all cash and non-cash proceed of the foregoing (including insurance proceeds) (collectively, the “Collateral”). Upon the occurrence of an “Event of Default” under, and as defined by, the MamaMancini’s Agreement or any breach or default by Guarantor under this Agreement (each an “Event of Default”), FGI shall have all the rights of a secured party under applicable law, and more specifically under the Uniform Commercial Code (in effect in the State of New York) and shall have all the rights and remedies set forth in the MamaMancini’s Agreement. In addition and without limitation, FGI may, without notice to or demand upon the Guarantor and take possession of the Collateral, and for that purpose FGI may enter upon any premises on which the Collateral may be situated and remove the same therefrom; require Guarantor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of Guarantor’s principal office(s) or at such other locations as FGI may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the FGI shall give to Guarantor at least five (5) business days prior written notice of the time and place of any public sale of Collateral or of the time after, which any private sale or any other intended disposition is to be made. The Guarantor hereby acknowledges that five (5) business days prior written notice of such sale or sales shall be reasonable notice. In addition, Guarantor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of FGI’s rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. In addition, FGI shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise. All of FGI’s rights and remedies, whether evidenced by this Agreement, the MamaMancini’s Agreement or any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by FGI to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Guarantor under this Agreement, after Guarantor’s failure to perform, shall not affect FGI’s right to declare a default and to exercise its remedies.

9. Subrogation. Any and all rights of any nature of Guarantor to subrogation, reimbursement or indemnity and any right of Guarantor to recourse to any assets or property of, or payment from, Client or any other Person or Persons liable for any or all of the Obligations as a result of any payments made or to be made hereunder for any reason shall be unconditionally subordinated to all of FGI’s rights under the MamaMancini’s Agreement and Guarantor shall not at any time exercise any of such rights unless and until all of the Obligations have been unconditionally paid in full. Any payments received by Guarantor in violation of this Section 9 shall be held in trust for and immediately remitted to FGI.

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10. FGI Records. FGI’s books and records of any and all of the Obligations, absent manifest error, shall be prima facie evidence against Guarantor of the indebtedness owing or to become owing to FGI hereunder.

11. Continuing Surety. This Agreement shall constitute a continuing surety obligation with respect to all Obligations from time to time incurred or arising and shall continue in effect until all Obligations are indefeasibly paid and satisfied and the liability of Guarantor under this Agreement may not be revoked or terminated.

12. Setoff. Guarantor agrees that FGI shall have a right of setoff against any and all property of Guarantor now or at any time in FGI’s possession, including without limitation deposit accounts, and the proceeds thereof, as security for the obligations of Guarantor hereunder.

13. Acceleration. If an Event of Default occurs and is continuing, then all of Guarantor’s liabilities of every kind or nature to FGI hereunder shall, at FGI’s option, become immediately due and payable and FGI may at any time and from time to time, at FGI’s option (regardless of whether the liability of Client or any other Person or Persons liable for any or all of the Obligations has matured or may then be enforced), take any and/or all actions and enforce all rights and remedies available hereunder or under applicable law to collect Guarantor’s liabilities hereunder.

14. Enforcement Timing. Failure or delay in exercising any right or remedy against Guarantor hereunder shall not be deemed a waiver thereof or preclude the exercise of any other right or remedy hereunder. No waiver of any breach of any provision of this Agreement shall be construed as a waiver of any subsequent breach or of any other provision.

15. Confession.

(a) GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY(S) OR THE CLERK OF ANY COURT OF RECORD IN THE STATE OF NEW YORK, OR ELSEWHERE, FOLLOWING THE OCCURRENCE OF AN EVENT OF DEFAULT, TO APPEAR FOR GUARANTOR IN ANY SUCH COURT, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM OR TIME, AND CONFESS OR ENTER JUDGMENT AGAINST GUARANTOR IN FGI’S FAVOR FOR ALL OBLIGATIONS DUE OR TO BECOME DUE BY GUARANTOR HEREUNDER, WITH COSTS OF SUIT, RELEASE OF ERRORS AND FIFTEEN PERCENT (15%) OF SUCH SUMS ADDED AS REASONABLE ATTORNEYS’ FEES; AND FOR THE PURPOSE HEREOF A COPY OF THIS AGREEMENT SHALL BE SUFFICIENT WARRANTY. SUCH AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF AND JUDGMENT MAY BE CONFESSED FROM TIME TO TIME HEREUNDER AS FGI MAY DETERMINE.

(b) GUARANTOR, BEING FULLY AWARE OF THE RIGHT TO NOTICE AND A HEARING CONCERNING THE VALIDITY OF ANY AND ALL CLAIMS THAT MAY BE ASSERTED AGAINST GUARANTOR BY FGI BEFORE A JUDGMENT CAN BE ENTERED HEREUNDER OR BEFORE EXECUTION MAY BE LEVIED ON SUCH JUDGMENT AGAINST ANY AND ALL PROPERTY OF GUARANTOR, HEREBY KNOWINGLY, VOLUNTARILY AND UNCONDITIONALLY WAIVES THESE RIGHTS AND AGREES AND CONSENTS TO JUDGMENT BEING ENTERED BY CONFESSION IN ACCORDANCE WITH THE TERMS HEREOF AND EXECUTION BEING LEVIED ON SUCH JUDGMENT AGAINST ANY AND ALL PROPERTY OF GUARANTOR, IN EACH CASE WITHOUT FIRST GIVING NOTICE AND THE OPPORTUNITY TO BE HEARD ON THE VALIDITY OF THE CLAIM OR CLAIMS UPON WHICH SUCH JUDGMENT IS ENTERED.

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16. Successors and Assigns. This Agreement shall (a) be legally binding upon Guarantor, and Guarantor’s successors and assigns, provided that Guarantor’s obligations hereunder may not be delegated or assigned without FGI’s prior written consent and (b) benefit any and all of FGI’s successors and assigns. FGI may assign its rights under this Agreement without notice to or consent from Guarantor.

17. Entire Agreement. This Agreement and the MamaMancini’s Agreement embody the whole agreement and understanding of the parties hereto relative to the subject matter hereof. No modification or waiver of any provision hereof shall be enforceable unless approved by FGI in writing.

18. Governing Law, Submission to Jurisdiction and Jury Trial. THIS AGREEMENT, AND ALL MATTERS ARISING HEREUNDER OR RELATING HERETO, SHALL IN ALL RESPECTS BE INTERPRETED, CONSTRUED AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK. GUARANTOR IRREVOCABLY KNOWINGLY AND VOLUNTARILY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSES OF ANY LITIGATION OR PROCEEDING HEREUNDER OR CONCERNING THE TERMS HEREOF AND (II) WAIVES THE RIGHT TO A JURY TRIAL WITH RESPECT TO ANY LITIGATION, CLAIMS OR PROCEEDING HEREUNDER OR CONCERNING THE TERMS HEREOF OR OTHERWISE IN CONNECTION WITH GUARANTOR’S DEALINGS WITH FGI.

19. Notices.

(a) In any action or proceeding brought by FGI to enforce the terms hereof, Guarantor waives personal service of the summons, complaint, and any motion or other process, and agrees that notice thereof may be served (i) in person, (ii) by registered or certified mail, return receipt requested, or (iii) by nationally recognized overnight courier (in the case of (i) above, on the date of delivery; in the case of (ii) above, three (3) days after deposit in the U.S. Mail; and in the case of (iii) above, one (1) day after delivery to the courier). Service may be made at the address of Guarantor set forth in the Preamble hereto or such other address at which Guarantor is then located.

(b) Any and all notices which may be given to Guarantor by FGI hereunder shall be sent to Guarantor at the address of Guarantor set forth in the Preamble hereto (or such other address at which Guarantor is then located) and shall be deemed given to and received by Guarantor if sent by facsimile transmission or if sent in the manner provided for service of process in Section 19(a) above. Notices sent by facsimile shall be deemed received on the date sent. Notices otherwise sent shall be deemed received on the applicable date(s) provided for receipt of service of process under Section 19(a) above.

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20. Maximum Liability. To the extent that applicable law otherwise would render the obligations of Guarantor hereunder invalid or unenforceable, Guarantor shall nevertheless remain liable hereunder; provided however that Guarantor’s obligations shall be limited to the maximum amount which does not result in such invalidity or unenforceability. Notwithstanding the foregoing, Guarantor’s obligations hereunder shall be presumptively valid and enforceable to their fullest extent in accordance with the terms of this Agreement, as if this Section 20 were not a part of this Agreement.

21. Severability. The invalidity or unenforceability of any provision hereof shall not affect the remaining provisions which shall remain in full force and effect.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

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THIS GUARANTY is dated the date and year first above written.

MamaMancini’s Holdings, Inc.

By:
Name:
Title:	President

[Signature page to Guaranty]

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